Overview – Left Behind Games Inc.

According to the 2011 U.S. Census Bureau, more than 75% of Americans identify themselves as Christians. Left Behind Games Inc. (OTCQB: LFBG) (hereafter referred to as "the "Company" or "our" or "we, "or "us") publishes Christian video games and is a Christian social network provider. Our trade names include Inspired Media Entertainment, LB Games®, Cloud 9 Games® and MyPraize®. We believe that our products are quality interactive and entertainment experiences to perpetuate positive values and appeal to mainstream and faith-based audiences. In January 2011, we were incorporated in Nevada; our Delaware incorporated subsidiary operates in California and was incorporated in August 2002. We intend to complete version 2 of our new social network, MyPraize, for release in September 2011.

Emerging Business and New Market Segment

Management believes that just as Christian music has grown in popularity; games and the social media platforms represent the next growth markets in Christian media, following Christian books, radio, television, music, and films.

Company Snapshot

This past year included our first national Wal-Mart orders, new Target orders and support from the top four major Christian retailers, which are Family Christian Stores, LifeWay Christian Stores, Mardel Education and Christian Stores and Berean Christian Stores.

Products

The Company currently employs, or has an association with through strategic relationships, more than 40 workers with a staff of 10 employees. In 2010, we grew our product line from 4 to 11 PC games described below. Investors can try one of our games at no cost by going to www.LBGames.com/investorgiveaway.


LEFT BEHIND ETERNAL FORCES
LEFT BEHIND TRIBULATION FORCES
LEFT BEHIND RISE OF THE ANTICHRIST
PRAISE Champion Karaoke World Tour
KING SOLOMON'S Trivia Challenge
KEYS of the KINGDOM
CHARLIE CHURCH MOUSE Preschool
CHARLIE CHURCH MOUSE Kindergarten
CHARLIE CHURCH MOUSE Early Elementary
CHARLIE CHURCH MOUSE Super Pak
CHARLIE CHURCH MOUSE 3D BIBLE ADVENTURES

Christmas 2011 Product Line

Pending adequate financing and absent any operational difficulties, the Company is on schedule to release these additional retail products in 2011. Additionally, we will attempt to release Charlie Church Mouse storybooks for the iPad, Bible Quest: Journey through Genesis and Scripture Chess for the iPhone and Android mobile platforms. Should we be successful in the foregoing endeavor, we plan to expand our product line on other platforms in 2012 featuring Praise Champion 2 for the Nintendo Wii.


Good.
Clean.
Fun.
PC CD-ROM
PRAISE CHAMPION 2
inspired

Praise Champion 2 is a karaoke style singing game featuring 80 popular Christian songs. Featuring an all new career mode, players will start their new career and sing their way to the top of the charts while unlocking new venues, rewards, rankings and achievements. All-new game graphics include customizable avatars and 15 fully 3D venues.


Good.
Clean.
Fun.
PC CD-ROM
CHARLIE CHURCH MOUSE
ONLINE
Bible Adventures
inspired

Charlie Church Mouse Bible Adventures Online is an exciting online world packed with friends, games and adventures! From exciting Bible stories and games, to training pets & exploring the theme park, BibleAdventuresOnline.com includes games and activities for kids ages 4-12.


Good.
Clean.
Fun.
PC DVD-ROM
LEFT BEHIND 4
WORLD AT WAR
BASED ON THE NEW YORK TIMES BESTSELLING BOOK SERIES
inspired

Left Behind 4: World At War is a real-time strategy game based on the best-selling Left Behind book series by Tim LaHaye and Jerry Jenkins. Join the ultimate fight of good versus evil, commanding the Tribulation Forces, American Militia and the Global Community Peacekeepers.


Good.
Clean.
Fun.
PC CD-ROM
BIBLE QUEST
JOURNEY THROUGH
GENESIS
inspired

Bible Quest: Journey Through Genesis is a game where the player swaps tiles to create matches of three or more identical tiles laid out over varying game boards. Players seek to progress through a map filled with more than 75 segments from the book of Genesis. Each game is unique and lush backgrounds will emerse the player in the stories.


Good.
Clean.
Fun.
PC CD-ROM
SCRIPTURE CHESS
HOLY BIBLE
YOUR MOVE...
inspired

Scripture Chess is designed to engage strategic and battle-hungry gamers to see and feel the relevance of their actions in the context of the ultimate battle of good vs. evil through this classic game more than 1,000 years old. In between moves, players will hear scripture relavent to their progress and strategy.


Good.
Clean.
Fun.
PC CD-ROM
KING SOLOMON'S
trivia challenge 2
500
350
400
inspired

King Solomon's Trivia Challenge 2 is a Bible based trivia game presented in a game show atmosphere complete with a funny host and over-the-top visuals. Over 1000 Bible related questions in 10 categories will challenge your knowledge of the Bible. Achieve rewards and rankings while unlocking new characters.


Good.
Clean.
Fun.
PC CD-ROM
KING SOLOMON'S
WORD GAMES
Word Twists
Sling Words
Word Searches
and more!

King Solomon's Word Games include several mini-games which make Biblical content relevant to gamers through common and fun game dynamics including Word Twists, Sling Words, Word Searches and more…

Brands



The *Left Behind* series of games was launched based upon the New York Times best-selling novel series which describe fictional end of world storylines, written by Tim LaHaye and Jerry Jenkins. These novels according to Tyndale House Publishers, have sold more than 65 million copies in over 30 languages. The *Charlie Church Mouse* games are based upon a television character and include educational life-lessons for children and family-friendly games for the entire family. Our *Praise Champion* games are inspirational singing and Karaoke games for all ages. The *King Solomon* games are designed to make the Bible relevant to this generation in a fun and entertaining way. *Bible Quest* games are designed to comprehensively step gamers through books of the Bible as they play games based upon gameplay dynamics. *Scripture Chess*, from our viewpoint, is designed to engage strategic and battle-hungry gamers to see and feel the relevance of their actions in the context of the ultimate battle of good vs. evil through this classic game more than 1,000 years old

The MyPraize Social Network

mypraize®

MyPraize was once one of the largest and fastest growing social networks on the Internet. We plan to launch MyPraize (pending adequate financing) in the fall of 2011. We hired Helmut Teichert as Executive Director to accomplish this objective. He has at least 35 years of multimedia production experience, including more than 20 years of leadership working with Dr. Bill Bright and Campus Crusade for Christ International. He is currently the Executive Director of Henry Brandt Ministries, the Director of Operations for Jesus Online Ministries and the former Executive Director for the Bright Media Foundation.

The MyPraize 2 site is expected to feature the following main navigation points, including *Connect* — Inbox, Forums, Groups, Chat, *Discover* — links to information routinely sought, *Shop* — links to best websites for products and services, and *Enjoy* — Music, Video, Games.

What Others Say


TIME
THE PURPOSE DRIVEN PASTOR
Rick Warren

Rick Warren of Saddleback Church, "*I pray your ministry will reach more young hearts for Christ than you can even imagine.*"

- Dallas Anderson of the Billy Graham Center said, "one of the geniuses of these games is that *they give gamers a chance to see the consequences of poor decisions* ...we're pretty excited to see that these *games were designed to provide positive moral input to a youthful generation* which would otherwise not hear it."

BILLY GRAHAM CENTER
WHEATON COLLEGE


Joel Osteen
Lakewood Church - Houston, Texas

- *Joel Osteen's Lakewood Church* said, "You are the best! This is exactly what I need. Thank you for your time, quick response and the very generous gesture for our kids."

- *Focus on the Family* (Breakaway Magazine) says, "*Overall, this is a positive faith building game worth your time and money.*"

FOCUS ON THE FAMILY



- LEFT BEHIND author *Tim LaHaye* said, "*... for those who are into video games, Left Behind games are the #1 most powerful vehicle for their hearts and minds that's been invented in our lifetime.*"
- Founder of *Concerned Women for America, Beverly LaHaye* said, "*Here is a game we heartily recommend.*"

- *Wired Magazine*: Unexpectedly...*The game kinda rocks!*
- *LA Times: ... looks and plays like a big-budget production.*
- *Associated Press: It's perfect content for a video game.*
- *America Online:* Has an *opportunity to reach an underserved segment of gamers* who want game experiences with a positive moral message.

The Video Game Industry

The video game industry (including hardware and software) has experienced tremendous growth over the past 10 years. The U.S. market alone in 2009 exceeded $10.5 billion, according to the ESA (Entertainment Software Association). In 2010, the ESA reported that 67% of American households play computer or video games. The average game player age is 34 and 26% of gamers were over the age of 50. The average age of the most frequent game purchaser is 40. 54% of game purchasers are male and 46% are female. The average gamer has been playing electronic games for an average of 12 years. The best-selling Computer Game Super Genres by Units Sold in 2009 were Strategy (35.5%), Family Entertainment (18.7%), Role Playing (13.9%), Adventure (10.2%), Shooter (10.1%), Action (3.2%), others combined (8.4%). The PC platform offers larger margins to publishers (average 72%) than console platforms (average 57%) because console software is subject to royalties charged by hardware manufacturers Nintendo, Microsoft and Sony. This broadening of the market is accompanied by a trend away from violent games toward more mainstream content, a trend the Company believes will continue.

Strategic Distribution Agreement

On April 7, 2011, the Company renewed its distribution agreement with Jack of All Games. Jack of All Games, a subsidiary of SYNNEX Corporation (NYSE: SNX), is a leading video game distributor in North America, combining a gaming industry knowledge with distribution expertise to deliver products to national retailers. For more information, go to: www.jackofallgames.com.

Retail and Christian Distribution

Since January 2009, the Company has given away more than 50,000 games to churches throughout America. After a market test in 2009, Wal-Mart placed its first national order with the Company for Christmas 2010. The Company announced on March 4, 2011 that Target stores have taken in their first LB Games title since 2006; Charlie Church Mouse – Kindergarten. The Company believes its strategic distribution relationship with Synnex will result in a continually expanding retail presence of its new games in 2011. Most LB Games titles are available in all major Christian retail chains including Family Christian Stores, LifeWay Christian Stores, Mardel Education and Christian Stores & Berean Christian Stores.

Strategic Marketing Relationships

The Company signed an advertising and servicing agreement with Bob Hutchins, head of the Internet Marketing Agency, Buzzplant, who has undertaken advertising projects for *Passion of Christ*, *The Chronicles of Narnia* and most recently *Soul Surfer*. His client/partner roster includes Time-Life, General Motors, Twentieth Century Fox, INO Records, Disney, Warner Brothers, Thomas Nelson Publishers and Zondervan. He is co-founder of The Faith-Based Marketing Association and Ground Force Network.


OFFICIAL ELITE SPONSOR
MOPS
Mothers of Preschoolers
$1000 Savings Bond
More Info

The Company is an Elite Sponsor for MOPS — Mothers of Preschoolers' mission is to encourage, equip and develop every mother to realize her potential as a woman, mother and leader in the name of Jesus Christ. A mother of Preschoolers' Mom, Jessica W. of Murrieta, CA, says: "My kids, ages 3 & 5, LOVE the game! (Charlie Church Mouse: SuperPack) They play it every chance they get and laugh and have fun playing it together. I like that they are learning basic (academic) skills mixed in with Bible lessons. I will definitely be recommending this game. Thank you so much!" Denver-based MOPS International is a non-profit ministry that creates communities to help "Better Moms Make a Better World." Moms attend MOPS groups to experience authentic friendship, receive mothering support, and to grow personally and spiritually. Since 1973, MOPS International has served millions of mothers of preschoolers in thousands of local MOPS groups across the U.S. and in 33 countries internationally (www.mops.org).

New Online Store

The Company will soon offer, via download, many of its products from its online store (www.LBGStore.com). To see a glimpse of the new product layout for the new online store, go to: www.LBGames.com/Product.php.

Management Team and Board of Directors

Troy A. Lyndon, *Chairman and CEO*, has over 25 years' experience in the management and development of software projects, including computer and video game products including Batman, Street Fighter, Defender of the Crown, ESPN Baseball, NHL Hockey and the first 3D Madden Football game. Mr. Lyndon is also a recipient of the coveted Entrepreneur of the Year award from Inc. Magazine, Merrill Lynch and Ernst & Young. He has also served many ministries and Christian publishers, including the Billy Graham Evangelistic Association, Campus Crusade for Christ, Tyndale and Biblesoft, in the development of multimedia presentations, CD-ROMs, DVDs, and retail products. From December 1993 to February 1997, he served as CEO of Studio Arts Multimedia, Inc. where he managed and developed multiple video game projects. From December 1988 to October 1993, Mr. Lyndon served as President of Park Place Productions, which became North America's largest independent developer of video games.

Craig Hewitt, (current consultant) who becomes Vice President Corporate Finance on July 10, 2011, has many years of financial and public company experience. Mr. Hewitt has previously been with the following: CFO/VP of Finance of: (1) Surrex Solutions Corporation, (2) Accupoll Holding Corporation and (3) Universal Broadband Networks. Also, in a three year period as Controller at Compreview, Mr. Hewitt built his department from 3 employees to 25.

James B. Frakes, *former Chief Financial Officer (now consultant)*, has 25 years of experience in finance. He is currently the Chief Financial Officer for Athlon Medical, Inc. (OTCQB: AEMD), and previously spent 15 years as the CFO of four emerging growth publicly held companies. Before LB Games, Mr. Frakes was the CFO of NTN Buzztime Inc., an interactive game company. Prior to his CFO experiences, Mr. Frakes was a manager at an investment banking firm specializing in later stage venture capital and leveraged buyout transactions. Mr. Frakes holds an MBA from the University of Southern California and a Bachelor of Arts degree from Stanford University.

Kevin Hoekman, *Executive Director Product Development*, is also the Sr. Producer of the Left Behind PC Game series and the Executive Director of Product Development. Kevin has more than 12 years experience in the production of video games and over 16 years of management experience. His production credits include producing critically acclaimed, award-winning titles such as Freedom Force, Spellforce and Silent Storm. Prior to joining LB Games, Kevin produced over 30 PC games and 200 other SKUs from 2003 to 2006 for Encore Software including the Hoyle game series and Sacred.

Richard Knox, Sr., Director, Richard Knox is a seasoned businessman, former nuclear physicist, software developer, Pastor, and founder and President of Ohana Haven Ministries in the State of Hawaii. Mr. Knox started his career off earning his B.S. Engineering Physics at the University of Illinois and shortly thereafter, began working for Lawrence Livermore Laboratory while continuing his education for another 3 years attending the Graduate School of Engineering Sciences with the University of California. Mr. Knox served the Laboratory for 17 years working on numerous government programs as a Containment Scientist for nuclear underground tests, where he was responsible for the supervision of up to 500 engineers and approval of all equipment fielded for nuclear-device emplacement at the Nevada Test Site. After retiring from the Laboratory, Mr. Knox started his own software development and publishing business and creating consumer CAD software. Thereafter, he joined his son and Mr. Lyndon in the 90s, to develop games at North America's largest independent developer of video games, Park Place Productions, where he was in charge of 80 personnel, overseeing all game production while managing communications and negotiations with clients. Since that time, Richard has relocated to Oahu, Hawaii to pursue personal interests, including the oversight of a ministry and most recently, Pastor of his own congregation.

Richard Knox, Jr., Director
Richard Knox, Jr. is a seasoned developer and is currently engaged on-staff with the Hawaii Department of Education. Mr. Knox has been a prolific multimedia developer his entire life and was originally a CAD software designer before joining the original team in the early 90's that became North America's largest independent development company of video games, Park Place Productions, which he built alongside his father Richard Knox, Sr., his brother Michael Knox and Troy Lyndon.

Public Company and Financial Details
On March 7, 2011, the Company announced it was trading under the ticker symbol LFBG on the new OTCQB electronic trading exchange, a marketplace developed by the OTC Markets Group. As of March 7, 2011, the Company had 4,956,321,980 issued and outstanding shares of common stock, and 11,486,883 shares of preferred stock $.001 par value, out of 10 billion common and 60 million preferred authorized shares. The Company's market-cap (value) increased from $397,292 on Feb 23, 2009, to $15.8M (M=million) on February 2, 2010 and decreased to $14.3M on February 16, 2011 and decreased further to $4.2M on May 5, 2011.

THIS IS DOCUMENT CONTAINS FORWARD-LOOKING STATEMENTS WHICH EXPRESS THE CURRENT BELIEFS AND EXPECTATIONS OF LEFT BEHIND GAMES' MANAGEMENT. SUCH STATEMENTS ARE SUBJECT TO A NUMBER OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY'S FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER SIGNIFICANTLY FROM THE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. OTHER IMPORTANT FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS ARE DISCUSSED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY FACES MANY RISKS. FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE AND THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENT, WHETHER AS A RESULT OF NEW INFORMATION, AMONG THE MANY RISKS IN OUR BUSINESS, ARE AS FOLLOWS:

- Because we anticipate that our operating expenses will increase in concert with our expansion plans or other developments; we will encounter the risks and difficulties frequently experienced by similarly situated companies, including our potential failure to: (a) implement and/or adapt and modify our business model and strategy; (b) establish, develop and increase our brand awareness, protect our reputation, and develop customer loyalty; (c) efficiently manage the development of our software and planned expansion of our operations and related expenses; and (d) anticipate and adapt to changing conditions in markets in which we operate, such as our competition, and other significant competitive and market dynamics;
- Our planned software is characterized by rapid technological change and evolving industry standards; should we fail to keep up with these changing technologies, our ability to retain customers as well as obtain new customers will be negatively impacted;

- Because we will have significant expenses in connection with our software product development, should we have inadequate financial resources to meet our expenses, development of our software will be delayed or otherwise negatively impacted and our financial results will fluctuate, which may negatively affect our potential profitability and/or lead to the accumulation of losses;
- Because we will be substantially dependent upon receipt of additional capital to effectively execute our business plan after we complete our software product development, if we are unable to obtain adequate funding through securities offerings or through other means, we will be unable to develop new products or enhance existing products in response to competitive pressures in our marketplace, and our business and financial results will be negatively impacted.
- We operate in a highly competitive industry and compete against companies that have greater financial, technical, marketing and sales resources; our failure to effectively compete, including our ability to develop new products and technologies that are competitive in our marketplace, could adversely affect our market share, revenues, and growth prospects;
- We depend on the services of key executives and our management team; should we lose their services, our business strategy, operations, and financial results may be adversely affected.
- We are subject to substantial security risks to protect our future proprietary game technology and activation software from being misappropriated, stolen, or otherwise misused by key software architects, contract programming staff, our employees, hackers, or others; should we fail to adequately provide for the security of our software, we could be subject to material claims that increase our costs and may lead to increasing losses, lead to interruptions and delays in customer processing or a loss of data, and negatively affect our brand name recognition;
- Our future success and ability to compete is dependent in large measure on our future intellectual property, most significantly our developed proprietary software;
- If we fail to efficiently manage our staff of inside and contract employees and our server capacity as a result of increasing demands for our off-site storage services, our operations, revenues, and our brand name will be negatively affected;
- We compete against software encryption companies through the implementation of our own proprietary game activation code technology. Should we experience breakdowns relating to server downtime, hacker intrusions and other technical difficulties, we may be unable to deliver ordered products to customers which may negatively affect our brand name recognition, and further reduce our ability to generate income from our direct marketing efforts;
- The development of our software technologies will be dependent upon our hiring third parties to assist us in software development; changes in the availability, features and price of, or support for game platforms, game engines or software could increase our costs, divert management resources, and materially adversely affect our competitive position and ability to generate revenues;
- Our game and other software will be complex and defects or other software problems may be discovered during development, product testing, implementation or deployment; should our software contain defects or other software problems; (a) we may not be paid by our customers; (b) a customer may bring a warranty claim against us; (c) a customer may bring a claim for their losses caused by product failure; (d) we may incur unexpected expenses and diversion of resources to remedy the software problem; and (e) our brand name and customer relations may be negatively affected;
- We may not generate sufficient revenue to recoup product development and other costs, which may lead to increasing losses;
- Unforeseen difficulties of numerous kinds could adversely affect our business, prospects, financial condition, and results of operations;
- The non-game software components that we utilize now or in the future may be complex and must meet the stringent technical requirements of our customer owned platforms as well as keep pace with the rapid technological change in our industry; should our non-game software components contain errors or fail to be upgraded to enhance our products and meet changing consumer needs, our brand name reputation as well as our revenues may be negatively impacted;
- Our business plan incorporates estimates rather than actual figures as to the potential markets, opportunities and difficulties that we may encounter and there can be no assurances that our underlying assumptions accurately reflect our opportunities and potential for success.